DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information dated March 30, 2015

The following information replaces the second table in the section in the Fund’s SAI entitled "Investment Manager and Other Service Providers – Distributor”:

During the Fund’s last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments from the Fund with respect to Class A shares of the Fund and CDSC payments with respect to the Fund’s Class C shares as follows:

Delaware Value Fund
Fiscal Year Ended	Class A shares	Class C shares
11/30/14	$75,744	$46,730
11/30/13	$1,223	$19,791
11/30/12	$438	$3,502

Please keep this supplement for future reference.

This Supplement is dated February 1, 2016.